AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2026

AXIS Capital Holdings Limited
29 Richmond Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	1
I. Financial Highlights	2
II. Income Statements
a. Consolidated Statement of Operations and Key Ratios	3 - 4
b. Consolidated Data	5
c. Consolidated Segment Data	6
d .Gross Premiums Written by Segment by Line of Business	7
e. Segment Data	8 - 9
f. Net Investment Income	10
III. Balance Sheets
a. Consolidated Balance Sheets	11
b. Cash and Invested Assets:
• Cash and Invested Assets Portfolio	12
• Cash and Invested Assets Composition	13
IV. Losses Reserve Analysis
a. Paid to Incurred Analysis	14
b. Paid to Incurred Analysis by Segment	15
V. Share Analysis
a. Book Value Per Diluted Common Share, Tangible Book Value Per Diluted Common Share and Book Value Per Diluted Common Share, Excluding Accumulated Other Comprehensive Income (Loss)	16
VI. Non-GAAP Financial Measures
a. Operating Income and Operating Return on Average Common Equity	17
b. Rationale for the Use of Non-GAAP Financial Measures	18 - 20

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2025 and consolidated statement of operations for the year ended December 31, 2025.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this document are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "continue", "intend" or similar statements of a future or forward-looking nature or their negative or similar terminology.

Forward-looking statements made in this document, such as those related to our performance, pricing, growth prospects, fee income, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation:
Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made disasters; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of economic and social inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models.
Strategic Risk: industry competition and consolidation; failure to keep the pace or manage technology developments, including artificial intelligence; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics, and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business.

Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business.

Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due.

Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices.

Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements.

Taxation Risk: changes in tax laws.

Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and in subsequent filings available at www.sec.gov.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended June 30,				Six months ended June 30,
		2026	2025	Change		2026	2025	Change

HIGHLIGHTS	Gross premiums written	$2,667,631	$2,515,971	6.0%		$5,765,597	$5,310,622	8.6%
	Gross premiums written - Insurance	83.5%	76.8%	6.7	pts	73.1%	67.6%	5.5	pts
	Gross premiums written - Reinsurance	16.5%	23.2%	(6.7)	pts	26.9%	32.4%	(5.5)	pts
	Net premiums written	$1,605,798	$1,635,434	(1.8%)		$3,512,833	$3,385,473	3.8%
	Net premiums earned	$1,518,984	$1,393,431	9.0%		$2,999,451	$2,734,251	9.7%
	Net premiums earned - Insurance	78.2%	74.1%	4.1	pts	77.6%	74.7%	2.9	pts
	Net premiums earned - Reinsurance	21.8%	25.9%	(4.1)	pts	22.4%	25.3%	(2.9)	pts
	Net income available to common shareholders	$250,532	$215,795	16.1%		$497,734	$402,302	23.7%
	Operating income [a]	$210,649	$261,304	(19.4%)		$467,536	$523,118	(10.6%)
	Annualized return on average common equity [b]	17.0%	15.7%	1.3	pts	16.9%	14.4%	2.5	pts
	Annualized operating return on average common equity [c]	14.3%	19.0%	(4.7)	pts	15.9%	18.7%	(2.8)	pts
	Total common shareholders’ equity	$5,953,210	$5,624,398	5.8%		$5,953,210	$5,624,398	5.8%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$3.38	$2.72	24.3%		$6.67	$4.98	33.9%
	Operating income per diluted common share [d]	$2.84	$3.29	(13.7%)		$6.26	$6.47	(3.2%)
	Weighted average diluted common shares outstanding	74,203	79,329	(6.5%)		74,677	80,845	(7.6%)
	Book value per common share	$81.39	$71.95	13.1%		$81.39	$71.95	13.1%
	Book value per diluted common share (treasury stock method)	$80.67	$70.34	14.7%		$80.67	$70.34	14.7%
	Tangible book value per diluted common share (treasury stock method) [a]	$78.18	$67.95	15.1%		$78.18	$67.95	15.1%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a], [e]	57.1%	56.4%	0.7	pts	56.8%	56.3%	0.5	pts
	Catastrophe and weather-related losses ratio [a]	5.3%	2.6%	2.7	pts	4.3%	3.2%	1.1	pts
	Current accident year loss ratio [a]	62.4%	59.0%	3.4	pts	61.1%	59.5%	1.6	pts
	Prior year reserve development ratio	(1.0%)	(1.5%)	0.5	pts	(1.1%)	(1.4%)	0.3	pts
	Net losses and loss expenses ratio	61.4%	57.5%	3.9	pts	60.0%	58.1%	1.9	pts
	Acquisition cost ratio	20.8%	19.8%	1.0	pts	20.7%	19.8%	0.9	pts
	General and administrative expense ratio [f]	10.9%	11.6%	(0.7)	pts	10.8%	11.6%	(0.8)	pts
	Combined ratio	93.1%	88.9%	4.2	pts	91.5%	89.5%	2.0	pts

INVESTMENT DATA	Total assets	$36,622,478	$34,151,036	7.2%		$36,622,478	$34,151,036	7.2%
	Total cash and invested assets [g]	$17,751,784	$16,274,059	9.1%		$17,751,784	$16,274,059	9.1%
	Net investment income	$181,594	$187,297	(3.0%)		$366,333	$395,009	(7.3%)
	Net investment gains	$46,735	$43,468	7.5%		$19,514	$13,462	45.0%
	Book yield of fixed maturities	4.8%	4.6%	0.2	pts	4.8%	4.6%	0.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    The current accident year loss ratio, excluding catastrophe and weather-related losses is calculated by dividing the current accident year losses less pre-tax catastrophe and weather-related losses, net of reinsurance, by net premiums earned less reinstatement premiums.
[f]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[g]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND KEY RATIOS - QUARTERLY

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
REVENUES
Net premiums earned	$1,518,984	$1,480,466	$1,528,475	$1,451,883	$1,393,431
Net investment income	181,594	184,740	186,992	184,903	187,297
Net investment gains (losses)	46,735	(27,224)	14,584	30,905	43,468
Other insurance related income	5,601	5,649	4,383	6,593	8,662
Total revenues	1,752,914	1,643,631	1,734,434	1,674,284	1,632,858

EXPENSES
Net losses and loss expenses	933,130	867,283	859,427	841,435	801,754
Acquisition costs	316,268	304,255	310,375	285,618	275,897
General and administrative expenses	164,889	158,156	212,054	171,637	161,078
Foreign exchange losses (gains)	(2,344)	(36,196)	3,555	(13,492)	94,885
Interest expense and financing costs	16,838	16,426	16,844	16,657	16,586
Reorganization expenses	5,546	23,168	—	—	—
Amortization of intangible assets	2,396	2,396	2,396	2,396	2,396
Total expenses	1,436,723	1,335,488	1,404,651	1,304,251	1,352,596

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	316,191	308,143	329,783	370,033	280,262
Income tax expense	(61,404)	(55,806)	(45,959)	(70,252)	(56,199)
Interest in income (loss) of equity method investments	3,308	2,430	5,783	2,083	(705)
NET INCOME	258,095	254,767	289,607	301,864	223,358
Preferred share dividends	7,563	7,563	7,563	7,563	7,563
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$250,532	$247,204	$282,044	$294,301	$215,795

KEY RATIOS/PER SHARE DATA
Weighted average common shares outstanding	73,549	74,095	75,686	77,619	78,378
Dilutive share equivalents:
Share-based compensation plans	654	1,058	1,139	982	951
Weighted average diluted common shares outstanding	74,203	75,153	76,825	78,601	79,329

Earnings per common share	$3.41	$3.34	$3.73	$3.79	$2.75
Earnings per diluted common share	$3.38	$3.29	$3.67	$3.74	$2.72

Annualized ROACE	17.0%	17.0%	19.4%	20.6%	15.7%
Annualized operating ROACE	14.3%	17.7%	17.2%	17.8%	19.0%

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND KEY RATIOS
FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025

	Six months ended June 30,
	2026	2025

REVENUES
Net premiums earned	$2,999,451	$2,734,251
Net investment income	366,333	395,009
Net investment gains	19,514	13,462
Other insurance related income	11,249	12,240
Total revenues	3,396,547	3,154,962

EXPENSES
Net losses and loss expenses	1,800,412	1,587,679
Acquisition costs	620,524	540,477
General and administrative expenses	323,046	320,241
Foreign exchange losses (gains)	(38,539)	151,920
Interest expense and financing costs	33,265	33,158
Reorganization expenses	28,715	—
Amortization of intangible assets	4,792	5,125
Total expenses	2,772,215	2,638,600

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	624,332	516,362
Income tax expense	(117,211)	(100,521)
Interest in income of equity method investments	5,738	1,586
NET INCOME	512,859	417,427
Preferred share dividends	15,125	15,125
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$497,734	$402,302

KEY RATIOS/PER SHARE DATA
Weighted average common shares outstanding	73,821	79,757
Dilutive share equivalents:
Share-based compensation plans	856	1,088
Weighted average diluted common shares outstanding	74,677	80,845

Earnings per common share	$6.74	$5.04
Earnings per diluted common share	$6.67	$4.98

Annualized ROACE	16.9%	14.4%
Annualized operating ROACE	15.9%	18.7%

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

						Six months ended June 30,		Year ended December 31,
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025	2025
UNDERWRITING REVENUES
Gross premiums written	$2,667,631	$3,097,967	$2,209,707	$2,124,184	$2,515,971	$5,765,597	$5,310,622	$9,644,514
Ceded premiums written	(1,061,833)	(1,190,931)	(826,514)	(771,195)	(880,537)	(2,252,764)	(1,925,149)	(3,522,858)
Net premiums written	1,605,798	1,907,036	1,383,193	1,352,989	1,635,434	3,512,833	3,385,473	6,121,656
Gross premiums earned	2,420,835	2,357,298	2,381,138	2,280,608	2,229,370	4,778,132	4,376,414	9,038,161
Ceded premiums earned	(901,851)	(876,832)	(852,663)	(828,725)	(835,939)	(1,778,681)	(1,642,163)	(3,323,552)
Net premiums earned	1,518,984	1,480,466	1,528,475	1,451,883	1,393,431	2,999,451	2,734,251	5,714,609
Other insurance related income	5,601	5,649	4,383	6,593	8,662	11,249	12,240	23,216
Total underwriting revenues	1,524,585	1,486,115	1,532,858	1,458,476	1,402,093	3,010,700	2,746,491	5,737,825
UNDERWRITING EXPENSES
Net losses and loss expenses	933,130	867,283	859,427	841,435	801,754	1,800,412	1,587,679	3,288,541
Acquisition costs	316,268	304,255	310,375	285,618	275,897	620,524	540,477	1,136,469
Underwriting-related general and administrative expenses [a]	132,260	127,214	178,879	143,111	135,241	259,475	265,679	587,669
Total underwriting expenses	1,381,658	1,298,752	1,348,681	1,270,164	1,212,892	2,680,411	2,393,835	5,012,679
UNDERWRITING INCOME [b]	$142,927	$187,363	$184,177	$188,312	$189,201	$330,289	$352,656	$725,146
OTHER (EXPENSES) REVENUES
Net investment income	181,594	184,740	186,992	184,903	187,297	366,333	395,009	766,903
Net investment gains (losses)	46,735	(27,224)	14,584	30,905	43,468	19,514	13,462	58,950
Corporate expenses [a]	(32,629)	(30,942)	(33,175)	(28,526)	(25,837)	(63,571)	(54,562)	(116,262)
Foreign exchange (losses) gains	2,344	36,196	(3,555)	13,492	(94,885)	38,539	(151,920)	(141,983)
Interest expense and financing costs	(16,838)	(16,426)	(16,844)	(16,657)	(16,586)	(33,265)	(33,158)	(66,659)
Reorganization expenses	(5,546)	(23,168)	—	—	—	(28,715)	—	—
Amortization of intangible assets	(2,396)	(2,396)	(2,396)	(2,396)	(2,396)	(4,792)	(5,125)	(9,917)
Total other (expenses) revenues	173,264	120,780	145,606	181,721	91,061	294,043	163,706	491,032
INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	316,191	308,143	329,783	370,033	280,262	624,332	516,362	1,216,178
Income tax expense	(61,404)	(55,806)	(45,959)	(70,252)	(56,199)	(117,211)	(100,521)	(216,732)
Interest in income (loss) of equity method investments	3,308	2,430	5,783	2,083	(705)	5,738	1,586	9,452
NET INCOME	258,095	254,767	289,607	301,864	223,358	512,859	417,427	1,008,898
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(15,125)	(15,125)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$250,532	$247,204	$282,044	$294,301	$215,795	$497,734	$402,302	$978,648

Catastrophe and weather-related losses, net of reinstatement premiums	$80,334	$47,800	$29,855	$43,659	$36,626	$128,133	$85,696	$159,210
Net favorable prior year reserve development	$14,836	$18,062	$29,852	$18,946	$20,229	$32,899	$38,166	$86,963

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	57.1%	56.6%	56.2%	56.3%	56.4%	56.8%	56.3%	56.3%
Catastrophe and weather-related losses ratio	5.3%	3.2%	2.0%	3.0%	2.6%	4.3%	3.2%	2.8%
Current accident year loss ratio	62.4%	59.8%	58.2%	59.3%	59.0%	61.1%	59.5%	59.1%
Prior year reserve development ratio	(1.0%)	(1.2%)	(2.0%)	(1.3%)	(1.5%)	(1.1%)	(1.4%)	(1.6%)
Net losses and loss expenses ratio	61.4%	58.6%	56.2%	58.0%	57.5%	60.0%	58.1%	57.5%
Acquisition cost ratio	20.8%	20.5%	20.3%	19.7%	19.8%	20.7%	19.8%	19.9%
General and administrative expenses ratio [c]	10.9%	10.7%	13.9%	11.7%	11.6%	10.8%	11.6%	12.4%
Combined ratio	93.1%	89.8%	90.4%	89.4%	88.9%	91.5%	89.5%	89.8%

[a]     Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.
[c]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2026			Six months ended June 30, 2026
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$2,228,147	$439,484	$2,667,631	$4,211,888	$1,553,709	$5,765,597
Ceded premiums written	(856,838)	(204,995)	(1,061,833)	(1,547,503)	(705,261)	(2,252,764)
Net premiums written	1,371,309	234,489	1,605,798	2,664,385	848,448	3,512,833

Gross premiums earned	1,849,390	571,445	2,420,835	3,624,355	1,153,777	4,778,132
Ceded premiums earned	(662,230)	(239,621)	(901,851)	(1,295,440)	(483,241)	(1,778,681)
Net premiums earned	1,187,160	331,824	1,518,984	2,328,915	670,536	2,999,451
Other insurance related income	266	5,334	5,601	637	10,612	11,249
Total underwriting revenues	1,187,426	337,158	1,524,585	2,329,552	681,148	3,010,700

UNDERWRITING EXPENSES
Net losses and loss expenses	706,882	226,248	933,130	1,347,869	452,543	1,800,412
Acquisition costs	238,823	77,445	316,268	462,592	157,932	620,524
Underwriting-related general and administrative expenses	122,359	9,901	132,260	242,373	17,102	259,475
Total underwriting expenses	1,068,064	313,594	1,381,658	2,052,834	627,577	2,680,411

UNDERWRITING INCOME	$119,362	$23,564	$142,927	$276,718	$53,571	$330,289

Catastrophe and weather-related losses, net of reinstatement premiums	$77,676	$2,658	$80,334	$125,408	$2,725	$128,133
Net favorable prior year reserve development	$11,852	$2,984	$14,836	$26,911	$5,988	$32,899

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	54.0%	68.3%	57.1%	53.6%	68.0%	56.8%
Catastrophe and weather-related losses ratio	6.5%	0.8%	5.3%	5.4%	0.4%	4.3%
Current accident year loss ratio	60.5%	69.1%	62.4%	59.0%	68.4%	61.1%
Prior year reserve development ratio	(1.0%)	(0.9%)	(1.0%)	(1.1%)	(0.9%)	(1.1%)
Net losses and loss expenses ratio	59.5%	68.2%	61.4%	57.9%	67.5%	60.0%
Acquisition cost ratio	20.1%	23.3%	20.8%	19.9%	23.6%	20.7%
Underwriting-related general and administrative expense ratio	10.4%	3.0%	8.8%	10.3%	2.5%	8.7%
Corporate expense ratio			2.1%			2.1%
Combined ratio	90.0%	94.5%	93.1%	88.1%	93.6%	91.5%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

						Six months ended June 30,		Year ended December 31,
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025	2025

INSURANCE SEGMENT
Property	$778,343	$613,480	$557,230	$468,098	$645,476	$1,391,823	$1,140,894	$2,166,222
Professional Lines	397,536	345,381	404,835	337,888	343,370	742,917	600,529	1,343,252
Liability	394,168	337,674	351,489	345,455	365,542	731,841	669,300	1,366,245
Cyber	130,381	119,999	119,693	103,404	136,562	250,380	250,507	473,604
Marine and Aviation	276,473	294,960	198,739	190,321	224,393	571,433	491,544	880,604
Accident and Health	147,342	171,365	151,078	161,470	126,985	318,707	251,826	564,374
Credit and Political Risk	103,904	100,883	115,922	85,246	90,107	204,787	183,737	384,905
TOTAL INSURANCE SEGMENT	$2,228,147	$1,983,742	$1,898,986	$1,691,882	$1,932,435	$4,211,888	$3,588,337	$7,179,206

REINSURANCE SEGMENT
Liability	$108,262	$163,106	$91,530	$154,460	$168,566	$271,368	$421,637	$667,626
Professional Lines	87,417	177,953	16,403	38,567	171,851	265,370	360,296	415,266
Motor	19,453	87,312	70,332	47,303	26,066	106,765	150,445	268,080
Accident and Health	25,609	296,290	44,275	18,192	22,337	321,900	303,692	366,159
Credit and Surety	119,947	308,973	80,634	108,505	116,290	428,921	320,956	510,094
Agriculture	56,396	52,715	1,290	55,704	55,256	109,111	104,157	161,151
Marine and Aviation	20,687	25,978	3,903	8,602	18,871	46,663	52,365	64,870
Run-off lines [a]	1,713	1,898	2,354	969	4,299	3,611	8,737	12,062
TOTAL REINSURANCE SEGMENT	$439,484	$1,114,225	$310,721	$432,302	$583,536	$1,553,709	$1,722,285	$2,465,308
CONSOLIDATED TOTAL	$2,667,631	$3,097,967	$2,209,707	$2,124,184	$2,515,971	$5,765,597	$5,310,622	$9,644,514

[a] Run-off lines include the catastrophe, property, and engineering lines of business.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

						Six months ended June 30,		Year ended December 31,
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025	2025
UNDERWRITING REVENUES
Gross premiums written	$2,228,147	$1,983,742	$1,898,986	$1,691,882	$1,932,435	$4,211,888	$3,588,337	$7,179,206
Ceded premiums written	(856,838)	(690,665)	(691,799)	(606,935)	(641,925)	(1,547,503)	(1,253,247)	(2,551,982)
Net premiums written	1,371,309	1,293,077	1,207,187	1,084,947	1,290,510	2,664,385	2,335,090	4,627,224

Gross premiums earned	1,849,390	1,774,966	1,787,562	1,690,735	1,633,396	3,624,355	3,231,945	6,710,242
Ceded premiums earned	(662,230)	(633,213)	(624,736)	(605,123)	(600,435)	(1,295,440)	(1,188,898)	(2,418,757)
Net premiums earned	1,187,160	1,141,753	1,162,826	1,085,612	1,032,961	2,328,915	2,043,047	4,291,485
Other insurance related income	266	370	254	261	6	637	162	677
Total underwriting revenues	1,187,426	1,142,123	1,163,080	1,085,873	1,032,967	2,329,552	2,043,209	4,292,162

UNDERWRITING EXPENSES
Net losses and loss expenses	706,882	640,988	617,562	595,807	561,770	1,347,869	1,123,858	2,337,227
Acquisition costs	238,823	223,769	225,952	205,440	194,912	462,592	388,933	820,324
Underwriting-related general and administrative expenses	122,359	120,013	161,994	131,326	124,646	242,373	244,238	537,558
Total underwriting expenses	1,068,064	984,770	1,005,508	932,573	881,328	2,052,834	1,757,029	3,695,109

UNDERWRITING INCOME	$119,362	$157,353	$157,572	$153,300	$151,639	$276,718	$286,180	$597,053

Catastrophe and weather-related losses, net of reinstatement premiums	$77,676	$47,732	$29,755	$42,689	$36,440	$125,408	$83,970	$156,414
Net favorable prior year reserve development	$11,852	$15,059	$22,939	$14,843	$15,216	$26,911	$29,194	$66,975

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	54.0%	53.3%	52.5%	52.3%	52.3%	53.6%	52.3%	52.4%
Catastrophe and weather-related losses ratio	6.5%	4.2%	2.6%	3.9%	3.6%	5.4%	4.1%	3.6%
Current accident year loss ratio	60.5%	57.5%	55.1%	56.2%	55.9%	59.0%	56.4%	56.0%
Prior year reserve development ratio	(1.0%)	(1.4%)	(2.0%)	(1.3%)	(1.5%)	(1.1%)	(1.4%)	(1.5%)
Net losses and loss expenses ratio	59.5%	56.1%	53.1%	54.9%	54.4%	57.9%	55.0%	54.5%
Acquisition cost ratio	20.1%	19.6%	19.4%	18.9%	18.9%	19.9%	19.0%	19.1%
Underwriting-related general and administrative expenses ratio	10.4%	10.6%	14.0%	12.1%	12.0%	10.3%	12.0%	12.5%
Combined ratio	90.0%	86.3%	86.5%	85.9%	85.3%	88.1%	86.0%	86.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

						Six months ended June 30,		Year ended December 31,
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025	2025
UNDERWRITING REVENUES
Gross premiums written	$439,484	$1,114,225	$310,721	$432,302	$583,536	$1,553,709	$1,722,285	$2,465,308
Ceded premiums written	(204,995)	(500,266)	(134,715)	(164,260)	(238,612)	(705,261)	(671,902)	(970,876)
Net premiums written	234,489	613,959	176,006	268,042	344,924	848,448	1,050,383	1,494,432

Gross premiums earned	571,445	582,332	593,576	589,873	595,974	1,153,777	1,144,469	2,327,919
Ceded premiums earned	(239,621)	(243,619)	(227,927)	(223,602)	(235,504)	(483,241)	(453,265)	(904,795)
Net premiums earned	331,824	338,713	365,649	366,271	360,470	670,536	691,204	1,423,124
Other insurance related income	5,334	5,279	4,129	6,332	8,656	10,612	12,078	22,539
Total underwriting revenues	337,158	343,992	369,778	372,603	369,126	681,148	703,282	1,445,663

UNDERWRITING EXPENSES
Net losses and loss expenses	226,248	226,295	241,865	245,628	239,984	452,543	463,821	951,314
Acquisition costs	77,445	80,486	84,423	80,178	80,985	157,932	151,544	316,145
Underwriting-related general and administrative expenses	9,901	7,201	16,885	11,785	10,595	17,102	21,441	50,111
Total underwriting expenses	313,594	313,982	343,173	337,591	331,564	627,577	636,806	1,317,570

UNDERWRITING INCOME	$23,564	$30,010	$26,605	$35,012	$37,562	$53,571	$66,476	$128,093

Catastrophe and weather-related losses, net of reinstatement premiums	$2,658	$68	$100	$970	$186	$2,725	$1,726	$2,796
Net favorable prior year reserve development	$2,984	$3,003	$6,913	$4,103	$5,013	$5,988	$8,972	$19,988

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	68.3%	67.7%	68.0%	67.9%	67.9%	68.0%	68.2%	68.1%
Catastrophe and weather-related losses ratio	0.8%	—%	—%	0.3%	0.1%	0.4%	0.2%	0.2%
Current accident year loss ratio	69.1%	67.7%	68.0%	68.2%	68.0%	68.4%	68.4%	68.3%
Prior year reserve development ratio	(0.9%)	(0.9%)	(1.9%)	(1.1%)	(1.4%)	(0.9%)	(1.3%)	(1.5%)
Net losses and loss expenses ratio	68.2%	66.8%	66.1%	67.1%	66.6%	67.5%	67.1%	66.8%
Acquisition cost ratio	23.3%	23.8%	23.1%	21.9%	22.5%	23.6%	21.9%	22.2%
Underwriting-related general and administrative expense ratio	3.0%	2.1%	4.7%	3.2%	2.9%	2.5%	3.1%	3.6%
Combined ratio	94.5%	92.7%	93.9%	92.2%	92.0%	93.6%	92.1%	92.6%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

						Six months ended June 30,		Year ended December 31,
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025	2025

Fixed maturities	$163,304	$156,696	$159,830	$155,796	$149,861	$320,000	$296,572	$612,198
Other investments	6,226	17,705	13,367	15,019	18,479	23,931	40,889	69,275
Equity securities	4,631	4,152	4,185	3,046	3,155	8,782	6,363	13,593
Mortgage loans	4,154	4,165	4,873	5,890	5,956	8,319	12,824	23,587
Cash and cash equivalents	10,655	8,918	12,466	12,597	16,649	19,573	50,028	75,092
Short-term investments	71	132	254	355	541	203	2,527	3,136

Gross investment income	189,041	191,768	194,975	192,703	194,641	380,808	409,203	796,881
Investment expenses	(7,447)	(7,028)	(7,983)	(7,800)	(7,344)	(14,475)	(14,194)	(29,978)

Net investment income	$181,594	$184,740	$186,992	$184,903	$187,297	$366,333	$395,009	$766,903

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$13,828,314	$13,107,142	$13,018,027	$12,879,372	$12,137,475
Fixed maturities, held to maturity, at amortized cost	407,024	405,220	397,430	406,658	405,041
Equity securities, at fair value	748,532	688,842	707,569	649,970	619,275
Mortgage loans, held for investment, at fair value	335,537	343,959	356,840	409,699	438,571
Other investments, at fair value	1,062,933	1,042,649	1,027,798	972,867	938,922
Equity method investments	203,661	236,767	227,181	220,022	215,920
Short-term investments, at fair value	2,828	5,836	20,298	17,185	51,726
Total investments	16,588,829	15,830,415	15,755,143	15,555,773	14,806,930
Cash and cash equivalents	1,223,058	1,388,118	1,321,185	1,358,078	1,409,201
Accrued interest receivable	124,281	118,475	116,252	117,720	108,506
Insurance and reinsurance premium balances receivable	4,011,370	3,878,950	3,244,661	3,326,346	3,669,460
Reinsurance recoverable on unpaid losses and loss expenses	8,949,022	8,890,145	8,951,763	9,043,009	9,086,900
Reinsurance recoverable on paid losses and loss expenses	626,691	581,945	673,765	648,126	637,726
Deferred acquisition costs	946,416	933,802	801,778	822,774	837,456
Prepaid reinsurance premiums	2,610,988	2,452,190	2,139,294	2,164,297	2,223,255
Receivable for investments sold	4,796	5,422	12,806	3,813	29,099
Goodwill	66,498	66,498	66,498	66,498	66,498
Intangible assets	161,258	163,654	166,050	168,446	170,842
Operating lease right-of-use assets	92,801	94,670	93,900	92,706	89,421
Loan advances made	316,342	302,157	231,542	250,537	263,779
Other assets	900,128	912,305	887,289	899,509	934,469
TOTAL ASSETS	$36,622,478	$35,618,746	$34,461,926	$34,517,632	$34,333,542

LIABILITIES
Reserve for losses and loss expenses	$18,613,412	$18,294,149	$18,122,256	$17,996,236	$17,879,023
Unearned premiums	6,807,320	6,563,778	5,825,698	5,994,611	6,154,844
Insurance and reinsurance balances payable	2,410,199	2,180,053	1,882,021	1,855,349	1,932,269
Debt	1,317,502	1,317,104	1,316,710	1,316,321	1,315,936
Federal Home Loan Bank advances	61,130	66,380	66,380	66,380	66,380
Payable for investments purchased	189,180	69,071	36,982	194,988	79,677
Operating lease liabilities	108,326	110,181	110,095	108,960	106,544
Other liabilities	612,199	637,394	745,349	617,778	624,471
TOTAL LIABILITIES	30,119,268	29,238,110	28,105,491	28,150,623	28,159,144

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,399,137	2,394,568	2,405,792	2,395,615	2,384,659
Accumulated other comprehensive income (loss)	(107,803)	(97,128)	28,431	10,169	(21,710)
Retained earnings	8,613,341	8,395,795	8,181,699	7,932,969	7,673,246
Treasury shares, at cost	(4,953,671)	(4,864,805)	(4,811,693)	(4,523,950)	(4,414,003)
TOTAL SHAREHOLDERS' EQUITY	6,503,210	6,380,636	6,356,435	6,367,009	6,174,398

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$36,622,478	$35,618,746	$34,461,926	$34,517,632	$34,333,542

Debt to total capital [a]	16.8%	17.1%	17.2%	17.1%	17.6%

[a] The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.
[b] To facilitate comparison of information across periods, certain reclassifications have been made to prior year amounts to conform to the current year's presentation. These reclassifications did not impact results of operations, financial condition, or liquidity.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At June 30, 2026						At December 31, 2025
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,403,693	$—	$2,762	$(19,081)	$2,387,374	13.5%	$2,417,901	14.0%
Non-U.S. government	830,184	(26)	4,875	(11,123)	823,910	4.6%	810,544	4.7%
Corporate debt	5,603,202	(1,211)	43,724	(60,816)	5,584,899	31.5%	5,222,433	30.4%
Agency RMBS	2,445,926	—	12,350	(35,327)	2,422,949	13.6%	2,035,352	11.9%
CMBS	804,486	(326)	2,104	(17,916)	788,348	4.4%	801,511	4.7%
Non-Agency RMBS	212,897	(258)	617	(5,217)	208,039	1.2%	190,124	1.1%
ABS	1,569,414	(77)	4,768	(6,846)	1,567,259	8.8%	1,488,067	8.7%
Municipals	46,761	—	166	(1,391)	45,536	0.3%	52,095	0.3%
Total fixed maturities, available for sale, at fair value	13,916,563	(1,898)	71,366	(157,717)	13,828,314	77.9%	13,018,027	75.8%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	161,479	—	—	—	161,479	0.9%	145,137	0.8%
ABS	245,545	—	—	—	245,545	1.4%	252,293	1.5%
Total fixed maturities, held to maturity, at amortized cost	407,024	—	—	—	407,024	2.3%	397,430	2.3%

Equity securities, at fair value
Common stocks	3,545	—	366	(626)	3,285	—%	13,695	0.1%
Preferred Stocks	45,293	—	3,976	(428)	48,841	0.3%	20,311	0.1%
Exchange-traded funds	268,849	—	169,242	(2,956)	435,135	2.4%	401,757	2.3%
Bond mutual funds	288,818	—	7,510	(35,057)	261,271	1.5%	271,806	1.6%
Total equity securities, at fair value	606,505	—	181,094	(39,067)	748,532	4.2%	707,569	4.1%

Total fixed maturities and equity securities	$14,930,092	$(1,898)	$252,460	$(196,784)	14,983,870	84.4%	14,123,026	82.2%
Mortgage loans, held for investment					335,537	1.9%	356,840	2.1%
Other investments					1,062,933	6.0%	1,027,798	6.0%
Equity method investments					203,661	1.1%	227,181	1.3%
Short-term investments					2,828	—%	20,298	0.2%
Total investments					16,588,829	93.4%	15,755,143	91.8%
Cash and cash equivalents [a]					1,223,058	6.9%	1,321,185	7.7%
Accrued interest receivable					124,281	0.7%	116,252	0.7%
Net receivable/(payable) for investments sold (purchased)					(184,384)	(1.0%)	(24,176)	(0.2%)
Total cash and invested assets					$17,751,784	100.0%	$17,168,404	100.0%

[a]  Includes $443 million and $501 million of restricted cash and cash equivalents at June 30, 2026 and December 31, 2025, respectively.

	At June 30, 2026		At December 31, 2025
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$6,963	0.7%	$11,577	1.1%
Direct lending funds	194,209	18.3%	186,747	18.2%
Real estate funds	278,438	26.2%	291,491	28.4%
Private equity funds	400,067	37.6%	364,376	35.5%
Other privately held investments	183,256	17.2%	173,607	16.8%
Total	$1,062,933	100.0%	$1,027,798	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	13.5%	14.3%	14.0%	15.0%	14.6%
Non-U.S. government	4.6%	4.9%	4.7%	4.7%	4.9%
Corporate debt	31.5%	30.0%	30.4%	30.6%	29.6%
MBS:
Agency RMBS	13.6%	12.0%	11.9%	11.2%	10.7%
CMBS	4.4%	4.6%	4.7%	4.9%	5.1%
Non-agency RMBS	1.2%	1.1%	1.1%	1.2%	1.1%
ABS	8.8%	8.7%	8.7%	8.5%	8.2%
Municipals	0.3%	0.3%	0.3%	0.4%	0.4%

Total Fixed Maturities, available for sale	77.9%	75.9%	75.8%	76.5%	74.6%
Fixed Maturities, held to maturity:
Corporate debt	0.9%	0.8%	0.8%	0.8%	0.8%
ABS	1.4%	1.5%	1.5%	1.6%	1.7%

Total Fixed Maturities, held to maturity	2.3%	2.3%	2.3%	2.4%	2.5%
Equity securities	4.2%	4.0%	4.1%	3.9%	3.8%
Mortgage loans	1.9%	2.0%	2.1%	2.4%	2.7%
Other investments	6.0%	6.0%	6.0%	5.8%	5.8%
Equity method investments	1.1%	1.4%	1.3%	1.3%	1.3%
Short-term investments	—%	—%	0.2%	0.1%	0.3%

Total Investments	93.4%	91.6%	91.8%	92.4%	91.0%
Cash and cash equivalents	6.9%	8.0%	7.7%	8.1%	8.7%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.7%
Net receivable/(payable) for investments sold (purchased)	(1.0%)	(0.3%)	(0.2%)	(1.2%)	(0.4%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	16.8%	18.2%	18.0%	19.1%	19.0%
AAA [a]	18.4%	19.4%	19.2%	19.6%	20.0%
AA [a]	25.0%	23.7%	23.7%	22.7%	23.4%
A	17.6%	17.1%	17.4%	17.8%	17.1%
BBB	11.6%	10.4%	10.0%	9.7%	9.8%
Below BBB	10.6%	11.2%	11.7%	11.1%	10.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	2.4%	2.8%	2.7%	3.9%	5.5%
From one to five years	41.1%	43.0%	43.3%	42.9%	43.0%
From five to ten years	17.7%	16.9%	17.1%	16.9%	15.2%
Above ten years	2.0%	1.6%	1.4%	1.6%	1.6%
Asset-backed and mortgage-backed securities	36.8%	35.7%	35.5%	34.7%	34.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.8%	4.7%	4.6%	4.6%	4.6%
Yield to maturity of fixed maturities	5.1%	5.1%	4.7%	4.8%	5.0%
Average duration of fixed maturities (inclusive of duration hedges)	3.4 yrs	3.2 yrs	3.1 yrs	3.2 yrs	3.1 yrs
Average credit quality of fixed maturities	A+	A+	A+	A+	A+

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS").

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2026			Six months ended June 30, 2026
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$18,294,149	$(8,890,145)	$9,404,004	$18,122,256	$(8,951,763)	$9,170,493
Incurred losses and loss expenses	1,587,469	(654,339)	933,130	2,982,684	(1,182,272)	1,800,412
Paid losses and loss expenses	(1,247,129)	511,824	(735,305)	(2,398,444)	968,146	(1,430,298)
Foreign exchange and other	(21,077)	83,638	62,561	(93,084)	216,867	123,783
End of period [a]	$18,613,412	$(8,949,022)	$9,664,390	$18,613,412	$(8,949,022)	$9,664,390

[a]    At June 30, 2026, reserve for losses and loss expenses included IBNR of $12.7 billion, or 68% (December 31, 2025: $12.3 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended June 30, 2026			Six months ended June 30, 2026
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$837,256	$409,873	$1,247,129	$1,599,545	$798,899	$2,398,444
Reinsurance recoverable on paid losses and loss expenses	(396,225)	(115,599)	(511,824)	(687,665)	(280,481)	(968,146)
Net paid losses and loss expenses	441,031	294,274	735,305	911,880	518,418	1,430,298

Change in gross case reserves	232,313	(43,902)	188,411	232,937	(66,772)	166,165
Change in gross IBNR	127,433	24,496	151,929	365,777	52,298	418,075
Change in reinsurance recoverable on unpaid losses and loss expenses	(93,895)	(48,620)	(142,515)	(162,725)	(51,401)	(214,126)
Change in net unpaid losses and loss expenses	265,851	(68,026)	197,825	435,989	(65,875)	370,114

Total net incurred losses and loss expenses	$706,882	$226,248	$933,130	$1,347,869	$452,543	$1,800,412

Gross reserve for losses and loss expenses	$11,711,111	$6,902,301	$18,613,412	$11,711,111	$6,902,301	$18,613,412

Net favorable prior year reserve development	$11,852	$2,984	$14,836	$26,911	$5,988	$32,899

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	62.4%	130.1%	78.8%	67.7%	114.6%	79.4%

Net paid losses and loss expenses / Net premiums earned	37.2%	88.7%	48.4%	39.2%	77.3%	47.7%
Net unpaid losses and loss expenses / Net premiums earned	22.3%	(20.5%)	13.0%	18.7%	(9.8%)	12.3%
Net losses and loss expenses ratio	59.5%	68.2%	61.4%	57.9%	67.5%	60.0%

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD

	At June 30, 2026			At December 31, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$107.44			$107.09

Book value per common share	$5,953,210	73,141	$81.39	$5,806,435	74,135	$78.32

Dilutive securities:
Restricted stock units		656	(0.72)		1,074	(1.12)
Book value per diluted common share	$5,953,210	73,797	$80.67	$5,806,435	75,209	$77.20

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE AND BOOK VALUE PER DILUTED COMMON SHARE, EXCLUDING
ACCUMULATED OTHER COMPREHENSIVE (INCOME) LOSS ("AOCI")

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025

Common shareholders' equity	$5,953,210	$5,830,636	$5,806,435	$5,817,009	$5,624,398
Less: goodwill	(66,498)	(66,498)	(66,498)	(66,498)	(66,498)
Less: intangible assets	(161,258)	(163,654)	(166,050)	(168,446)	(170,842)
Associated tax impact	44,152	44,703	45,255	45,806	46,357
Tangible common shareholders' equity	$5,769,606	$5,645,187	$5,619,142	$5,627,871	$5,433,415

Common shareholders' equity	$5,953,210	$5,830,636	$5,806,435	$5,817,009	$5,624,398
Less: AOCI	107,803	97,128	(28,431)	(10,169)	21,710
Common shareholders' equity, excluding AOCI	$6,061,013	$5,927,764	$5,778,004	$5,806,840	$5,646,108

Diluted common shares outstanding [a]	73,797	74,571	75,209	78,796	79,957

Book value per diluted common share	$80.67	$78.19	$77.20	$73.82	$70.34
Tangible book value per diluted common share	$78.18	$75.70	$74.71	$71.42	$67.95
Book value per diluted common share, excluding AOCI	$82.13	$79.49	$76.83	$73.69	$70.61

[a]    Diluted common shares outstanding is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income available to common shareholders	$250,532	$215,795	$497,734	$402,302
Net investment gains	(46,735)	(43,468)	(19,514)	(13,462)
Foreign exchange losses (gains)	(2,344)	94,885	(38,539)	151,920
Reorganization expenses	5,546	—	28,715	—
Interest in income (loss) of equity method investments	(3,308)	705	(5,738)	(1,586)
Bermuda net deferred tax asset [a]	—	3,384	—	3,384
Income tax expense (benefit) [b]	6,958	(9,997)	4,878	(19,440)
Operating income	$210,649	$261,304	$467,536	$523,118

Earnings per diluted common share	$3.38	$2.72	$6.67	$4.98
Net investment gains	(0.63)	(0.55)	(0.26)	(0.17)
Foreign exchange losses (gains)	(0.03)	1.20	(0.52)	1.88
Reorganization expenses	0.07	—	0.38	—
Interest in income (loss) of equity method investments	(0.04)	0.01	(0.08)	(0.02)
Bermuda net deferred tax asset	—	0.04	—	0.04
Income tax expense (benefit)	0.09	(0.13)	0.07	(0.24)
Operating income per diluted common share	$2.84	$3.29	$6.26	$6.47

Weighted average diluted common shares outstanding	74,203	79,329	74,677	80,845

Average common shareholders' equity	$5,891,923	$5,488,599	$5,879,823	$5,581,889

Annualized return on average common equity	17.0%	15.7%	16.9%	14.4%

Annualized operating return on average common equity	14.3%	19.0%	15.9%	18.7%

[a]    Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax.
[b]    Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share, and book value per diluted common share, excluding AOCI which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of consolidated underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Data' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.
Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).
Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses in 2026 primarily related to costs attributable to streamlining our operations and costs attributable to transitions in executive leadership. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Data' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2026 primarily related to costs attributable to streamlining our operations and costs attributable to transitions in executive leadership. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax expense is not related to the underwriting process. Therefore, this expense is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expense, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share and Book Value per Diluted Common Share, Excluding AOCI' section of this document.

Book Value per Diluted Common Share, Excluding AOCI
Book value per diluted common share, excluding AOCI represents common shareholders' equity exclusive of AOCI. We present book value per diluted common share, excluding AOCI calculated under the treasury stock method. We believe this measure is useful as AOCI may fluctuate significantly between periods based on movements in interest and foreign currency rates. A reconciliation of book value per diluted common share, excluding AOCI to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share and Book Value per Diluted Common Share, Excluding AOCI' section of this document.